SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 2
                                       to
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 30, 2003
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                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9
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             (Exact name of registrant as specified in its charter)


      California                     000-50315                33-0974533
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information (1)

         c.      Exhibits

         10.1 Amended and Restated Agreement of Limited Partnership of Harbor Pointe, L.P.

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Harbor Pointe, L.P.

         10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Harbor Pointe, L.P.

         10.4 Amended and Restated Agreement of Limited Partnership of Selman Place, L.P.

         10.5 First Amendment to the Amended and Restated Agreement of Limited Partnership of Selman Place, L.P.

         10.6 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Selman Place, L.P.
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         (1) Included in the quarterly report on Form 10-Q.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 9

Date: September 4, 2003          By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ THOMAS J. RIHA
                                               -------------------
                                               Thomas J. Riha,
                                               Vice President - Chief Financial
                                               Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

         10.1 Amended and Restated Agreement of Limited Partnership of Harbor Pointe, L.P.

         10.2 First Amendment to the Amended and Restated Agreement of Limited Partnership of Harbor Pointe, L.P.

         10.3 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Harbor Pointe, L.P.

         10.4 Amended and Restated Agreement of Limited Partnership of Selman Place, L.P.

         10.5 First Amendment to the Amended and Restated Agreement of Limited Partnership of Selman Place, L.P.

         10.6 Second Amendment to the Amended and Restated Agreement of Limited Partnership of Selman Place, L.P.